Exhibit 99.1

Page
Gateway Centre
Independent Auditors’ Report	F-1
Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited) and six months ended June 30, 2015 (Unaudited)	F-2
Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited) and six months ended June 30, 2015 (Unaudited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2015 (Unaudited)	F-6
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2014 (Unaudited)	F-7
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-8

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Partnership, LP
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the nine months ended September 30, 2015 (Unaudited)	F-10
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2014 (Unaudited)	F-11
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-12

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Retail Opportunity Investments Corp.

Retail Opportunity Investments Partnership, LP

We have audited the accompanying financial statement of the property known as Gateway Centre located in San Ramon, California (“Gateway Centre”) which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2014, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Gateway Centre’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Gateway Centre for the year ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Basis of Accounting

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Gateway Centre’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies, LLP

New York, New York

February 22, 2016

GATEWAY CENTRE

STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)
Revenues
Rental income (note 4)	$2,745	$1,406
Total revenues	2,745	1,406

Certain Expenses
Utilities	105	50
Repairs, maintenance and supplies	116	27
Cleaning and landscaping	130	83
Real estate taxes	311	156
Insurance	38	15
Total certain expenses	700	331

Excess of revenues over certain expenses	2,045	1,075

See accompanying notes to statement of revenues and certain expenses.

GATEWAY CENTRE

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2014 (AUDITED)

AND SIX MONTHS ENDED JUNE 30, 2015 (UNAUDITED)

1. Business Organization

Retail Opportunity Investments Corp., a Maryland corporation (“ROIC”), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) and its subsidiaries. Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.

On September 1, 2015, the Company acquired the property known as Gateway Centre (“Gateway Centre”) located in San Ramon, California, from a third party seller for a purchase price of approximately $42.5 million. Gateway Centre is approximately 110,000 square feet, and is anchored by SaveMart (Lucky) Supermarket and Walgreens. Gateway Centre was acquired with borrowings under ROIC’s credit facility.

2. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the seller, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of Gateway Centre to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of Gateway Centre.

The statement of revenue and certain expenses for the six month period ended June 30, 2015 is unaudited. In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Revenue Recognition

Gateway Centre’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements. All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Lease Termination Income

Termination fees are fees that Gateway Centre has agreed to accept in consideration for permitting certain tenants to terminate their lease prior to the contractual expiration date. Gateway Centre recognizes termination fees when the following conditions are met:  (a) the termination agreement is executed; (b) the termination fee is determinable; (c) all landlord services pursuant to the terminated leases have been rendered; and (d) collectability of the termination fee is assured.

Use of Estimates

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires Gateway Centre’s management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3. Subsequent Events

The Company has evaluated subsequent events through February 22, 2016, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statement.

4. Leases

Gateway Centre is subject to non-cancelable lease agreements through 2034, subject to various escalation clauses, with tenants for retail space. As of December 31, 2014, the future minimum rents on non-cancelable operating leases expiring in various years are as follows (dollar amounts in thousands):

Year ending December 31	Amounts

2015	$2,177
2016	2,252
2017	2,112
2018	1,995
2019	1,778
Thereafter	6,112
$16,426

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. Gateway Centre’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in a decrease in rental income of approximately $37,000 and $20,000 for the year ended December 31, 2014 and the six months ended June 30, 2015, respectively.

5. Concentrations

For the year ended December 31, 2014, two tenants represented approximately 36% and 12%, respectively, of Gateway Centre’s rental income. For the six months ended June 30, 2015, such tenants represented approximately 34% and 11%, respectively, of Gateway Centre’s rental income.

RETAIL OPPORTUNITY INVESTMENTS CORP.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the nine months ended September 30, 2015 and for the year ended December 31, 2014 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of Gateway Centre (the “Property”) on January 1, 2014.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2014 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended September 30, 2015. The pro forma consolidated financial statements do not purport to represent the Company’s results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2014, nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Gateway Centre (2)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$108,884	$1,432	$80 (3)	$110,396
Recoveries from tenants	29,809	438	—	30,247
Other income	2,721	—	—	2,721
Total revenues	141,414	1,870	80	143,364

Operating expenses
Property operating	21,064	264	—	21,328
Property taxes	14,351	208	—	14,559
Depreciation and amortization	52,567	—	581 (4)	53,148
General and administrative expenses	9,387	—	—	9,387
Acquisition transaction costs	507	—	—	507
Other expense	507	—	—	507
Total operating expenses	98,383	472	581	99,436

Operating income	43,031	1,398	(501)	43,928
Non-operating income (expenses)
Interest expense and other finance expenses	(25,407)	—	(371) (6)	(25,778)
Net income	17,624	1,398	(872)	18,150
Net income attributable to non-controlling interests	(681)	—	—	(681)
Net Income Attributable to Retail Opportunity Investments Corp.	$16,943	$1,398	$(872)	$17,469

Net earnings per share – basic and diluted	$0.18			$0.18

Dividends per common share	$0.51			$0.51

Comprehensive income:
Net income	$17,624	$1,398	$(872)	$18,150
Other comprehensive income
Reclassification adjustment for amortization of interest expense included in net income	1,604	—	—	1,604
Other comprehensive income	1,604	—	—	1,604

Comprehensive income	19,228	1,398	(872)	19,754
Comprehensive income attributable to non-controlling interests	(681)	—	—	(681)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$18,547	$1,398	$(872)	$19,073

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2014

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Gateway Centre (2)	Pro Forma Adjustments	Company Pro Forma
Revenues
Base rents	$119,842	$2,089	$119 (3)	$122,050
Recoveries from tenants	32,945	656	—	33,601
Other income	3,077	—	—	3,077
Total revenues	155,864	2,745	119	158,728

Operating expenses
Property operating	25,036	389	—	25,425
Property taxes	15,953	311	—	16,264
Depreciation and amortization	58,435	—	872 (4)	59,307
General and administrative expenses	11,200	—	—	11,200
Acquisition transaction costs	961	—	70 (5)	1,031
Other expenses	505	—	—	505
Total operating expenses	112,090	700	942	113,732

Operating income	43,774	2,045	(823)	44,996
Non-operating income (expenses)
Interest expense and other finance expenses	(27,593)	—	(557) (6)	(28,150)
Gain on sale of real estate	4,869	—	—	4,869
Net income	21,050	2,045	(1,380)	21,715
Net income attributable to non-controlling interests	(749)	—	—	(749)
Net Income Attributable to Retail Opportunity Investments Corp.	$20,301	$2,045	$(1,380)	$20,966

Net income per share – basic and diluted	$0.24			$0.25

Dividends per common share	$0.64			$0.64
Comprehensive income:
Net income	$21,050	$2,045	$(1,380)	$21,715
Other comprehensive income
Unrealized swap derivative loss arising during the period	(3,132)	—	—	(3,132)
Reclassification adjustment for amortization of interest expense included in net income	3,219	—	—	3,219
Other comprehensive income	87	—	—	87
Comprehensive income	21,137	2,045	(1,380)	21,802
Comprehensive income attributable to non-controlling interests	(749)	—	—	(749)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$20,388	$2,045	$(1,380)	$21,053

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s unaudited and audited financial statements for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively.
2.	Derived from the Property’s unaudited and audited financial statements for the period January 1, 2015 through the date of acquisition of September 1, 2015 and the year ended December 31, 2014, respectively
3.	Reflects the pro forma adjustment of $80,000 and $119,000 for the nine months ended September 30, 2015 and the year ended December 31, 2014, to record operating rents on a straight-line basis beginning January 1, 2014.
4.	Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the periods presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Nine Months Ended September 30, 2015 Depreciation Expense	Year Ended December 31, 2014 Depreciation Expense

Building	39 years	$581	$872

5.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.
6.	Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed funds from its credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the nine months ended September 30, 2015 and for the year ended December 31, 2014 are presented as if Retail Opportunity Investments Partnership, LP (the “Operating Partnership”) had completed the acquisition of Gateway Centre (the “Property”) on January 1, 2014.

The pro forma consolidated financial statements should be read in conjunction with the Operating Partnership’s 2014 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended September 30, 2015. The pro forma consolidated financial statements do not purport to represent the Operating Partnership’s results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2014, nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (7)	Gateway Centre (8)	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$108,884	$1,432	$80	(9)	$110,396
Recoveries from tenants	29,809	438	—		30,247
Other income	2,721	—	—		2,721
Total revenues	141,414	1,870	80		143,364

Operating expenses
Property operating	21,064	264	—		21,328
Property taxes	14,351	208	—		14,559
Depreciation and amortization	52,567	—	581	(10)	53,148
General and administrative expenses	9,387	—	—		9,387
Acquisition transaction costs	507	—	—		507
Other expense	507	—	—		507
Total operating expenses	98,383	472	581		99,436

Operating income	43,031	1,398	(501)		43,928
Non-operating income (expenses)
Interest expense and other finance expenses	(25,407)	—	(371)	(12)	(25,778)

Net Income Attributable to Retail Opportunity Investments Partnership, LP	$17,624	$1,398	$(872)		$18,150

Net earnings per unit – basic and diluted	$0.18				$0.18

Distributions per unit	$0.51				$0.51

Comprehensive income:
Net income	$17,624	$1,398	$(872)		18,150
Other comprehensive income
Reclassification adjustment for amortization of interest expense included in net income	1,604	—	—		1,604
Other comprehensive income	1,604	—	—		1,604
Comprehensive income	$19,228	$1,398	$(872)		$19,754

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2014

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (7)	Gateway Centre (8)	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$119,842	$2,089	$119	(9)	$122,050
Recoveries from tenants	32,945	656	—		33,601
Other income	3,077	—	—		3,077
Total revenues	155,864	2,745	119		158,728

Operating expenses
Property operating	25,036	389	—		25,425
Property taxes	15,953	311	—		16,264
Depreciation and amortization	58,435	—	872	(10)	59,307
General and administrative expenses	11,200	—	—		11,200
Acquisition transaction costs	961	—	70	(11)	1,031
Other expense	505	—	—		505
Total operating expenses	112,090	700	942		113,732

Operating income	43,774	2,045	(823)		44,996
Non-operating income (expenses)
Interest expense and other finance expenses	(27,593)	—	(557)	(12)	(28,150)
Gain on sale of real estate	4,869	—	—		4,869

Net Income Attributable to Retail Opportunity Investments Partnership, LP	$21,050	$2,045	$(1,380)		$21,715

Net income per unit – basic and diluted	$0.24				$0.25

Distributions per unit	$0.64				$0.64

Comprehensive income:
Net income	$21,050	$2,045	$(1,380)		$21,715
Other comprehensive income
Unrealized swap derivative loss arising during the period	(3,132)	—	—		(3,132)
Reclassification adjustment for amortization of interest expense included in net income	3,219	—	—		3,219
Other comprehensive income	87	—	—		87
Comprehensive income attributable to Retail Opportunity Investments Partnership, LP	$21,137	$2,045	$(1,380)		$21,802

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

7.	Derived from the Operating Partnership’s unaudited and audited financial statements for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively.
8.	Derived from the Property’s unaudited and audited financial statements for the period January 1, 2015 through the date of acquisition of September 1, 2015 and the year ended December 31, 2014, respectively
9.	Reflects the pro forma adjustment of $80,000 and $119,000 for the nine months ended September 30, 2015 and the year ended December 31, 2014, to record operating rents on a straight-line basis beginning January 1, 2014.
10.	Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the periods presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Nine Months Ended September 30, 2015 Depreciation Expense	Year Ended December 31, 2014 Depreciation Expense

Building	39 years	$581	$872

11.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.
12.	Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed funds from its credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.